EXPENSES AGREEMENT

THIS AGREEMENT dated for reference the 18th day of January, 2008.

BETWEEN:

ORAMED PHARMACEUTICALS INC., a body corporate having an office at
2 Elza Street, Jerusalem, 93706, Israel

(the “Company”)

AND:

LEONARD SANK,

(“Sank”)

WHEREAS:

A.      Sank is an active director of the Company and has provided and continues to provide valuable management services (“Services”) as a director of the Company;

B.      In providing the Services, the Company acknowledges that Sank has incurred and will from time to time incur expenses on behalf of the Company (the “Expenses”); and

C.      The Company and Sank wish to ensure that Sank is properly remunerated for such Expenses.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and mutual covenants herein and payment of $10, the receipt and sufficiency of which is hereby acknowledged, the parties covenant and agree as follows:

1.      In consideration of Sank providing and continuing to provide Services to the Company, the Company agrees to pay Sank an amount of US$15,000 annually on the first day of January of each year to reimburse Sank’s Expenses.

2.      This Agreement may not be amended or otherwise modified except by an instrument in writing signed by both parties.

3.      The parties hereto will execute such further and other documents and instruments and do such further and other things as may be necessary to implement and carry out the terms of this Agreement.

4.      This Agreement shall not be assigned by either party hereto except with the prior written consent of the other party hereto.

5.      This Agreement and all matters arising hereunder will be governed by, construed and enforced in accordance with the laws of the Courts of Israel and all disputes arising under this Agreement will be referred to the Courts of Israel.

6.      This Agreement represents the entire agreement between the parties and supersedes any and all prior agreements and understandings, whether written or oral, between the parties.

7.      This Agreement will be binding upon and will enure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

8.      This Agreement may be executed in one or more counterparts, each of which so executed, by facsimile or otherwise, will constitute one and the same agreement.

IN WITNESS WHEREOF the parties hereto have duly executed this Agreement as of the day and year first above written.

ORAMED PHARMACEUTICALS INC.

Per:
Authorized Signatory

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